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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Dates of Earliest event reported)      December 16, 1998
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                             EPL Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

          Colorado                  0 - 28444                    84-0990658
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

2 International Plaza, Suite 245, Philadelphia, PA                 19113
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (610) 521-4400
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

         On December 16, 1998, EPL Technologies, Inc. announced the granting by the U.S. patent office of two new U.S. patents for food processing aid-based technologies designed to improve the quality and economic value of broccoli and mushrooms as they are brought to the consumer, as detailed more fully in the press release attached as Exhibit 99.1.





ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a)       Not Applicable

         b)       Not Applicable

         c)       Exhibits

                  99.1 Press Release dated December 16, 1998 in relation to new patents and product launch.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 29, 1998                                 EPL Technologies, Inc.


                                                    By:  /s/Paul L. Devine
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                                                         Paul L. Devine
                                                         Chairman and President



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